UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 19, 2018

FUELCELL ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-14204	06-0853042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	3 Great Pasture Road Danbury, Connecticut	06810
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 825-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Generate Lending Construction Loan Agreement

On December 21, 2018, FuelCell Energy, Inc. (the “Company”), through its indirect wholly-owned subsidiary FuelCell Energy Finance II, LLC (“FCEF II” or “Borrower”), entered into a Construction Loan Agreement (the “Agreement” or the “Generate Lending Construction Loan Agreement”) with Generate Lending, LLC (“Lender”) pursuant to which Generate Lending agreed (the “Commitment”) to make available to FCEF II a credit facility in an aggregate principal amount of up to $100,000,000 and, subject to further Lender approval and available capital, up to $300,000,000 if requested by the Company (the “Facility”) to fund the manufacture, construction, installation, commissioning and start-up of stationary fuel cell projects to be developed by the Company on behalf of Borrower during the Availability Period (as defined below and in the Agreement). Fuel cell projects must meet certain conditions to be determined to be “Approved Projects” under the Facility. The Facility will be comprised of multiple loans to individual Approved Projects (each, a “Working Capital Loan”). Each Working Capital Loan will be sized to the lesser of (i) 100% of the construction budget and (ii) the invested amount that allows Lender to achieve a 10% unlevered, after-tax inefficient internal rate of return. Approved Projects will be funded on a cost incurred basis. FCEF II or the Company will contribute any additional equity required to construct an Approved Project on a pari-passu basis with the Working Capital Loans. The Commitment to provide Working Capital Loans will remain in place for thirty-six months from the date of the Agreement (the “Availability Period”). Working Capital Loans borrowed during the Availability Period for Approved Projects may be outstanding until the achievement of an Approved Project’s Commercial Operation Date, to the extent that such date is after the Availability Period. Interest will accrue at 9.5% per annum, calculated on a 30/360 basis, on all outstanding principal, paid on the first business day of each month.

The maturity date for the outstanding principal amount of each Working Capital Loan will be the earlier of (a) the achievement of the Commercial Operation Date under the Engineering, Procurement and Construction (“EPC”) Agreement for such Approved Project, (b) ninety days prior to the required Commercial Operation Date under the Revenue Contract (as defined in the Agreement), or (c) upon certain defaults by Borrower. FCEF II will establish a reserve account, a construction account and a proceeds account. FCEF II and Lender will enter into depository control agreements with respect to such accounts granting to Lender a perfected, first priority security interest therein. Mandatory prepayments are required in the event of (i) material damage or destruction to an Approved Project, (ii) termination or default under an Approved Project’s Revenue Contract, (iii) a change of control, or (iv) failure to achieve Substantial Completion as defined under the EPC Agreement for such Approved Project by the required dates.

Provided that the Approved Project has been completed as of the maturity date and no defaults exist with respect to the Working Capital Loans for such Approved Project, FCEF II, as determined in its sole discretion, will have a 90-day period to either sell the Approved Project or effect a refinancing, in either case proceeds of which will be used to repay the Working Capital Loan for the Approved Project. In the case of a disposition of the Approved Project, Lender will be entitled to a “Disposition Fee,” as described below. In the case where the Working Capital Loan for the Project is refinanced, Lender will have the right to make an equity investment in the Approved Project on terms such that Lender derives an after-tax yield of no less than a 12% internal rate of return on an investment of greater than 10% of the total purchase price. Borrower and Lender will enter into an arrangement to share any returns realized in excess of the foregoing target return. In the event that Borrower does not sell or refinance an Approved Project within ninety days following the Working Capital Loan maturity date (or such other date as may be mutually agreed), then the outstanding balance of the Working Capital Loan on such Approved Project shall convert into a 100% equity ownership of the applicable project company owning such Approved Project through execution of a Membership Interest Purchase Agreement (“MIPA”) with the Lender. At that time, the Lender will own the project and Borrower will not have any repayment obligations. Included in the applicable MIPA for each Approved Project subject to this provision will be a conditional purchase price adjustment for Borrower equal to 50% of any distributions to Lender after Lender has achieved a 10% inefficient after-tax, unlevered internal rate of return. In the event that Borrower and Lender are unable to come to terms on a MIPA for any Approved Project, the Working Capital Loan for such Approved Project will be required to be repaid in full without penalty or premium.

The initial drawdown under the Facility paid at closing, on December 21, 2018, was $10,000,000 as funding for the Company’s Bolthouse Farms 5.0 MW project in California, which is an Approved Project. The membership interests and assets of the project company developing the Bolthouse Farms project will be pledged as collateral. As additional collateral for the initial drawdown, the Company’s wholly-owned subsidiary, FuelCell Energy Finance, LLC, will pledge its interests and all assets in the project companies that are developing the three Long Island Power Authority (“LIPA”) projects in New York, totaling 39.8 MW and the two projects awarded in the Connecticut DEEP RFP, totaling 22.2 MW. The Company expects to qualify these projects as additional Approved Projects in due course under the Facility so that additional Working Capital Loans can be drawn down under the Facility for these projects.

Borrower will pay a draw down fee equal to 3% of the amount of each Working Capital Loan and certain other diligence and administration fees. Upon the sale of any Approved Project to a third party, Lender will be entitled to a disposition fee equal to 3% of the total sale price (“Disposition Fee”). At such time as Lender has made Working Capital Loans in the aggregate amount of greater than $100,000,000 but less than $200,000,000, the Disposition Fee is reduced to 2% and in the aggregate amount of greater than $200,000,000 but less than $300,000,000, the Disposition Fee is reduced to 1%.

In consideration for entering into the Agreement and providing the Facility, Lender will have an exclusive right to provide construction financing through the Facility to all of the Company’s stationary fuel cell projects (excluding the Company’s 2.8 MW Tulare project financed through the Company’s existing NRG Energy construction loan facility and the 7.4 MW Groton Navy Sub Base project, expected to be financed through other lenders), excluding advanced technology projects including hydrogen, storage or carbon capture, unless the Company determines to make such advanced technology projects available to Lender. Lender’s exclusivity is set forth in a Right to Finance Agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. Lender’s exclusivity will terminate if it (i) fails to approve three submitted projects as Approved Projects; (ii) ceases to fund Approved Projects for a six month period commencing on June 30, 2019; or (iii) exercises its optional call right, discussed below. For any fuel cell project that Lender does not designate as an Approved Project to fund, exclusivity restrictions with regard to such project are no longer applicable and the Company can obtain financing elsewhere. Lender’s exclusivity also does not restrict the Company from consummating corporate debt facilities. The Company may terminate the exclusivity with Lender at any time by making a cash payment to Lender equal to $650,000.

For the initial $10,000,000 drawdown and any additional drawdowns prior to June 30, 2019, the Company has provided an unsecured parent guaranty (the “Guaranty Agreement”). Lender has an optional call right which must be noticed during the ten day period beginning on June 20, 2019 and ending on (and including) June 30, 2019. If Lender delivers such notice, all of the Working Capital Loans, together with all accrued and unpaid interest thereon, will be due and payable in their entirety, without penalty or premium, prior to September 30, 2019. In the event that Lender issues the foregoing notice, from and after such date, Lender shall not be entitled to any Disposition Fees or have any rights with respect to any disposition or refinancing, other than with respect to the Bolthouse Farms project. Lender’s exclusivity will also terminate.

The Agreement contains customary representations and warranties, affirmative and negative covenants, and events of default that entitle Lender to cause the indebtedness under the Working Capital Loans and under the Facility to become immediately due and payable. Certain events of default related to specific Approved Projects only result in the Working Capital Loan for such Approved Project becoming due and payable.

The foregoing is only a brief description of the material terms of the Generate Lending Construction Loan Agreement, the Right to Finance Agreement, and the Guaranty Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Generate Lending Construction Loan Agreement, the Right to Finance Agreement, and the Guaranty Agreement that are filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Hercules Loan and Security Agreement

As previously disclosed, in April 2016, the Company entered into a loan and security agreement with Hercules Capital, Inc. (“Hercules”) for an aggregate principal amount of up to $25.0 million, subject to certain terms and conditions. The loan and security agreement was subsequently amended on September 5, 2017, October 27, 2017, March 28, 2018 and August 29, 2018. Principal under the loan began amortizing in fiscal 2018 until March 2018, when the Company refinanced with Hercules and drew a term loan advance of $13.1 million under the March 28, 2018 amendment. This resulted in an aggregate amount of outstanding term loan advances of $25.0 million as of April 30, 2018 and is the current balance as of December 21, 2018. The term loan maturity date is October 1, 2020, subject to extension upon the Company’s achievement of certain performance milestones. Payments for the aggregate amount outstanding are interest-only for the initial 12-month period (through March 2019), followed by equal monthly installments of principal and interest until the term loan maturity date. Under the amended loan and security agreement, the Company is required to maintain an unrestricted cash balance of at least (a) 75% of the outstanding loan balance plus (b) the amount of accounts payable not paid within 90 days of the date payment was issued.

On December 19, 2018, to facilitate the Generate Lending Construction Loan Agreement described above, the Company and Hercules (and various affiliated entities) entered into the fifth amendment to the loan and security agreement (such amendment, the “Hercules Amendment”) to (i) modify the definitions of “Permitted Investment”, “Permitted Liens”, “Project Companies”, “Project Company Indebtedness”, and “Qualified Subsidiary” to permit the creation of a new holding company, FuelCell Energy Finance II, LLC to hold the membership interests of project companies to be funded under the Facility described above and (ii) modify the definition of “Project Roundtrip Transaction” to increase the investment amount under a Project Roundtrip Transaction to $40,000,000.

A copy of the Hercules Amendment is attached to this Current Report on Form 8-K as Exhibit 10.4 and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Hercules Amendment, does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the Hercules Amendment that is filed as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein. For ease of reference, the original loan and security agreement and the other amendments thereto are incorporated by reference as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above regarding the Generate Lending Construction Loan Agreement and the transactions contemplated thereby is incorporated into this Item 2.03 by reference. Such information is qualified in its entirety by reference to the full text of the Construction Loan Agreement, the Right to Finance Agreement, and the Guaranty Agreement, which are attached as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On December 26, 2018, the Company issued a press release announcing the Generate Lending Construction Loan Agreement, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Construction Loan Agreement, dated December 21, 2018, by and among FuelCell Energy Finance II, LLC and Generate Lending, LLC.
10.2	Right to Finance Agreement, dated December 21, 2018, by and between FuelCell Energy, Inc., FuelCell Energy Finance II, LLC and Generate Lending, LLC.
10.3	Guaranty Agreement, dated December 21, 2018, by FuelCell Energy, Inc. in favor of Generate Lending, LLC.
10.4	Fifth Amendment to Loan and Security Agreement, dated December 19, 2018, by and among FuelCell Energy, Inc., Versa Power Systems, Inc., Versa Power Systems Ltd., Hercules Capital, Inc. and Hercules Funding II, LLC
10.5	Loan and Security Agreement, dated April 14, 2016, among FuelCell Energy, Inc. and Hercules Capital, Inc. (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated April 14, 2016).
10.6	First Amendment to Loan and Security Agreement, dated September 5, 2017, by and among the FuelCell Energy, Inc., Versa Power Systems, Inc., Versa Power Systems Ltd., Hercules Capital, Inc. and Hercules Funding II, LLC (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated September 5, 2017).
10.7	Second Amendment to Loan and Security Agreement, dated October 27, 2017, by and among the FuelCell Energy, Inc., Versa Power Systems, Inc., Versa Power Systems Ltd., Hercules Capital, Inc. and Hercules Funding II, LLC (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated October 27, 2017).
10.8	Third Amendment to Loan and Security Agreement, dated March 28, 2018, by and among FuelCell Energy, Inc., Versa Power Systems, Inc., Versa Power Systems Ltd., Hercules Capital Inc. and Hercules Funding II, LLC (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated March 28, 2018).
10.9	Fourth Amendment to Loan and Security Agreement, dated August 29, 2018, by and among FuelCell Energy, Inc., Versa Power Systems, Inc., Versa Power Systems Ltd., Hercules Capital, Inc. and Hercules Funding II, LLC (Incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K dated August 29, 2018).
99.1	Press Release issued by FuelCell Energy, Inc. on December 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUELCELL ENERGY, INC.

Date: December 26, 2018	By:	/s/ Michael S. Bishop
Michael S. Bishop
Senior Vice President, Chief Financial Officer and Treasurer